UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(the “Exchange Act”)

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☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

JOHCM Funds Trust

53 State Street, 13th Floor

Boston, MA 02109

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JOHCM FUNDS TRUST

53 STATE STREET, 13TH FLOOR

BOSTON, MA 02109

For proxy information, please call toll free at (800) 814-4284

For account information, please call:

1-866-260-9549 (Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares)

Dear Shareholder:

The enclosed Proxy Statement discusses a series of changes related to the series (each, a “Fund” and collectively, the “Funds”) of JOHCM Funds Trust (the “Trust”), and to be voted upon at a special meeting of shareholders to be held on December 12, 2022 (the “Meeting”) at the offices of JOHCM (USA) Inc (“JOHCM” or the “Adviser”), 53 State Street, 13th Floor, Boston, MA 02109 at 11:00 a.m., Eastern Time. During the Meeting, the shareholders (“Shareholders”) of the Funds will vote on a (i) proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and JOHCM; and (ii) the Shareholders of each of the TSW Emerging Markets Fund, the TSW High Yield Bond Fund, and the TSW Large Cap Value Fund (the “TSW Funds”) will vote on a proposal to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”) between the Adviser and Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”), as a result of a “change of control” for purposes of the Investment Company Act of 1940, as amended from time to time (the “1940 Act”) of the Adviser and the Subadviser.

The Adviser currently serves as the investment adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. The Adviser has delegated the day-to-day management of the TSW Funds to the Subadviser and pays a portion of the advisory fee it receives from each TSW Fund to TSW for its sub-advisory services. The Adviser and the Subadviser are wholly owned by Pendal USA Inc., which is in turn owned by Pendal Group Limited (“Pendal”), an Australian listed investment management company whose registered office is at Level 14, The Chifley Tower 2 Chifley Square, Sydney, NSW 2000, Australia. Pendal has entered into an agreement with Perpetual Ltd. (“Perpetual”), a diversified financial services firm with a registered office at 123 Pitt Street Level 12 Sydney, NSW 2000, Australia that has been serving Australians since 1886, under which Perpetual will acquire Pendal (the “Transaction”). Following the satisfaction of applicable closing conditions, the Transaction is anticipated to close by the end of January 2023 (the “Closing Date”).

The consummation of the Transaction will be deemed to result in a “change of control” of the Adviser and the Subadviser for the purposes of the 1940 Act, and under the terms of the 1940 Act, will result in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Terminated Advisory Agreement”) and the automatic termination of the then-current investment sub-advisory agreement between the Adviser and the Subadviser (the “Terminated Sub-Advisory Agreement” and together with the Terminated Investment Advisory Agreement, the “Terminated Agreements”) on the Closing Date.

In anticipation of the consummation of the Transaction and related events, the Board of Trustees of the Trust (the “Board”) requested and received information and materials from the Adviser and the Subadviser regarding the Transaction, and met at separate meetings on September 22-23, 2022 and October 13, 2022 to consider and approve (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”), (ii) an interim investment sub-advisory agreement between the Adviser and the Subadviser (the “Interim Sub-Advisory Agreement” and together with the Interim Advisory Agreement, the “Interim Agreements”), (iii) the New Advisory Agreement and (iv) the New Sub-Advisory Agreement. The Interim Agreements will take effect on the Closing Date, as more fully described below, unless the New Agreements have been approved by applicable Shareholders.

The Interim Advisory Agreement allows for the Adviser to continue to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction, in the event a Fund’s Shareholders have not approved

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the New Advisory Agreement by the Closing Date. Except for the 150-day term, a ten-day termination right by the Board or by the Shareholders of each Fund, as applicable, and provisions related to the escrow of investment advisory fees earned by the Adviser during the interim period, the Interim Advisory Agreement is the same in all material respects as the Terminated Advisory Agreement. The New Advisory Agreement will allow the Adviser to continue to serve as the investment adviser to each Fund under terms that are the same, in all material respects, to those in the Terminated Advisory Agreement except that while the Terminated Advisory Agreement had a two-year initial term, the New Advisory Agreement will have a one-year initial term.

The Interim Sub-Advisory Agreement allows for the Subadviser to continue to serve as the subadviser of each TSW Fund for up to 150 days following the consummation of the Transaction, in the event a Fund’s Shareholders have not approved the New Sub-Advisory Agreement by the Closing Date.. Except for the 150-day term, a ten-day termination right by the Board or by the Shareholders of each TSW Fund, as applicable, and provisions related to the escrow of investment sub-advisory fees earned by the Subadviser during the interim period, the Interim Sub-Advisory Agreement is the same in all material respects as the Terminated Sub-Advisory Agreement. The New Sub-Advisory Agreement will allow the Subadviser to continue to serve as the subadviser to each TSW Fund under terms that are the same, in all material respects, to those in the Terminated Sub-Advisory Agreement except that while the Terminated Sub-Advisory Agreement had a two-year initial term, the New Sub-Advisory Agreement will have a one-year initial term.

To provide for continuity in the investment management of your Fund, Shareholders are being asked to approve: (i) the New Advisory Agreement with the Adviser and (ii) Shareholders of each TSW Fund are being asked to approve the New Sub-Advisory Agreement between the Adviser and the Subadviser. As described in more detail in the enclosed proxy statement, the Transaction and the New Agreements are not expected to result in any changes to a Fund’s investment objective and strategies, portfolio management personnel, then-current investment advisory or sub-advisory services, as applicable, or fees and expenses.

THE BOARD RECOMMENDS A VOTE “FOR” EACH PROPOSAL ON WHICH YOU ARE ENTITLED TO VOTE.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please vote in one of the three following ways:

•	By Internet: you may vote over the Internet by following the instructions on the enclosed proxy card;

•	By telephone: please have the proxy card available, call the number on the enclosed card and follow the instructions; or

•	By mail: sign and return the enclosed proxy card in the prepaid envelope provided if you have received this proxy statement by mail.

If you have any questions regarding either Proposal, please feel free to call the Funds at (866) 260-9549. If you have any questions regarding how to vote your shares, please call the Funds’ proxy solicitor toll free at (800) 814-4284 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.

Very truly yours,

Jonathan Weitz
President and Chief Executive Officer of JOHCM Funds Trust

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JOHCM FUNDS TRUST

53 STATE STREET, 13TH FLOOR

BOSTON, MA 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on

December 12, 2022

53 State Street

13th Floor

Boston, MA 02109

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (“Shareholders”) of each of the JOHCM Credit Income Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Discovery Fund (formerly, JOHCM Emerging Markets Small Mid Cap Equity Fund), JOHCM Global Income Builder Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, Regnan Global Equity Impact Solutions, TSW Emerging Markets Fund, TSW High Yield Bond Fund, and TSW Large Cap Value Fund (each, a “Fund” and collectively, the “Funds”), each a series of JOHCM Funds Trust (the “Trust”), will be held on December 12, 2022 at the offices of JOHCM (USA) Inc, 53 State Street, 13th Floor, Boston, MA 02109 at 11:00 a.m., Eastern Time. At the Meeting, each Fund’s Shareholders will be asked to act upon the following:

	Proposal	Funds Voting
1.	To approve a new advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and JOHCM (USA) Inc (the “Adviser”) (“Proposal 1”)	All Funds

2.	To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) between the Adviser and Subadviser (“Proposal 2” and together with Proposal 1, the “Proposals”)	TSW Emerging Markets Fund, TSW High Yield Bond Fund and TSW Large Cap Value Fund (the “TSW Funds”)

And to transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE TRUST (THE “BOARD”) RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL ON WHICH YOU ARE ENTITLED TO VOTE.

Even if Shareholders approve the Proposal(s) for a particular Fund, such Proposal(s) will not move forward unless Pendal Group Limited (“Pendal”) and Perpetual Ltd. (“Perpetual”), proceed with the closing of the transaction under which Perpetual acquires Pendal (the “Transaction”), which is currently anticipated to occur by the end of January 2023 (the “Closing Date”). With respect to each TSW Fund, the Proposals for the approval of new investment advisory and subadvisory agreements (Proposals 1 and 2) are contingent on one another. Approval of the new investment advisory agreement for a TSW Fund is dependent on approval of the new subadvisory agreement for that TSW Fund and vice versa; neither Proposal will proceed without approval of the other. Additionally, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but Pendal and Perpetual proceed to closing the Transaction. In the absence of Shareholder approval of the New Agreement(s) for one or more Funds, an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”), and an interim investment sub-advisory agreement between the Adviser and the Subadviser (the “Interim Sub-Advisory Agreement” and together with the Interim Advisory Agreement, the “Interim Agreements”) will each take effect on the Closing Date unless the New Agreement(s) have been approved by applicable Shareholders.

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Any Shareholder who owned shares of a Fund as of the close of business on October 14, 2022 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any postponements or adjournments thereto. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust, or by attending the Meeting and voting at that time.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. However, we urge you, whether or not you expect to attend the Meeting, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the internet. Please refer to the instructions on your proxy card for details on how to vote. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of JOHCM Funds Trust, on behalf of the Funds

Jonathan Weitz
President and Chief Executive Officer of JOHCM Funds Trust

October 24, 2022

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Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on December 12, 2022 or any Postponement or Adjournment Thereof.

This Notice and Proxy Statement are available on the internet at https://vote.proxyonline.com/johcm/docs/2022.pdf. On that website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call toll free at (800) 814-4284. Copies of the Trust’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Trust’s annual report. You may request a copy of the Trust’s annual report by calling 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business, by writing to the Funds’ client service address at JOHCM Funds, 1055 Westlakes Drive, Suite 310, Berwyn, PA 19312, or by visiting the Funds’ website at www.johcm.com.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Proposals. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.

To be voted on by all Shareholders of each Fund: to approve a new Advisory Agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and JOHCM (USA) Inc (the “Adviser”)(“Proposal 1”);

2.

To be voted on by all Shareholders of the TSW Emerging Markets Fund, TSW High Yield Bond Fund, and TSW Large Cap Value Fund (the “TSW Funds”): to approve a new sub-advisory agreement (the “New Sub-advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) between the Adviser and Subadviser (“Proposal 2” and together with Proposal 1, the “Proposals”); and

To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why am I being asked to vote on the Proposals?

A. The Proposals require Shareholder approval. Shareholders of each Fund are being asked to approve Proposal 1, and Shareholders of the TSW Funds are being asked to approve each of Proposal 1 and Proposal 2. The Board has approved the Proposals, believes that they are in Shareholders’ best interests and recommends that you vote “FOR” each Proposal on which you are entitled to vote.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in a Fund and have the right to vote on these very important Proposal(s) concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. The Adviser has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on October 14, 2022 (“Record Date”), you are entitled to vote with respect to the Proposal(s).

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of JOHCM (USA) Inc, 53 State Street, 13th Floor, Boston, MA 02109 on December 12, 2022, at 11:00 a.m. Eastern time.

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Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Internet: you may vote over the Internet by following the instructions on the enclosed proxy card;

•	By telephone: please have the proxy card available, call the number on the enclosed card and follow the instructions; or

•	By mail: sign and return the enclosed proxy card in the prepaid envelope provided if you have received this proxy statement by mail.

Shareholders of record of each applicable Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Proposal(s) presented at the Meeting. If you have any questions regarding either Proposal, please feel free to call the Funds at (866) 260-9549. If you have any questions regarding how to vote your shares, please call the Funds’ proxy solicitor toll free at (800) 814-4284 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.

Q. What vote is required to approve each Proposal?

A. Each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund by the applicable Shareholders. Under the 1940 Act, that means an affirmative vote of the lesser of (a) 67% or more of the shares of each Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the unmarked Proposal(s).

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to a Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting at that time.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you have any questions regarding either Proposal, please feel free to call the Funds at (866) 260-9549. If you have any questions regarding how to vote your shares, please call the Funds’ proxy solicitor toll free at (800) 814-4284 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.

The Proposals:

Q. What is happening?

A. The Adviser currently serves as the investment adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. The Adviser has delegated the day-to-day management of the TSW Funds to the Subadviser and pays a portion of the advisory fee it receives from each TSW Fund to TSW for its sub-advisory services. The Adviser and the Subadviser are wholly owned by Pendal USA Inc., which is in turn owned by Pendal Group Limited (“Pendal”), an Australian listed investment management company. Pendal has entered into an agreement with Perpetual Ltd. (“Perpetual”), a diversified financial services firm that has been serving Australians since 1886, under which Perpetual will acquire Pendal (the “Transaction”). Following the satisfaction of applicable closing conditions, the Transaction is anticipated to close by the end of January 2023 (the “Closing Date”).

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The consummation of the Transaction will be deemed to result in a “change of control” of the Adviser and the Subadviser for the purposes of the 1940 Act, and under the terms of the 1940 Act, will result in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Terminated Advisory Agreement”) and the automatic termination of the then-current investment sub-advisory agreement between the Adviser and the Subadviser (the “Terminated Sub-Advisory Agreement” and together with the Terminated Advisory Agreement, the “Terminated Agreements”) on the Closing Date.

In anticipation of the consummation of the Transaction and to provide for continuity in the investment management of your Fund, the Board requested and received information and materials from the Adviser and the Subadviser regarding the Transaction, and met at separate meetings on September 22-23, 2022 and October 13, 2022 to consider and approve (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”), (ii) an interim investment sub-advisory agreement between the Adviser and the Subadviser (the “Interim Sub-Advisory Agreement” and together with the Interim Advisory Agreement, the “Interim Agreements”), (iii) the New Advisory Agreement and (iv) the New Sub-Advisory Agreement. The Interim Agreements will take effect on the Closing Date unless the New Agreements have been approved by applicable Shareholders.

As described in more detail in the proxy statement, the Transaction and New Agreements are not expected to result in any changes to a Fund’s investment objective and strategies, portfolio management personnel, then-current investment advisory or sub-advisory services, as applicable, or fees and expenses.

Q. How will the Transaction or the approval of the New Agreements affect me as a Fund Shareholder?

A. Each Fund’s investment objective and investment strategies will not change as a result of the consummation of the Transation or the approval of the New Agreement(s), and you will still own the same shares in the Fund. The terms of the New Advisory Agreement are the same as those in the Terminated Advisory Agreement in all material respects. Similarly, the terms of the New Sub-Advisory Agreement are the same as those in the Terminated Sub-Advisory Agreement in all material respects. The advisory fee rate payable to the Adviser under the Interim Advisory Agreement and the New Advisory Agreement is the same as under the Terminated Advisory Agreement. The sub-advisory fee rate payable to the Subadviser under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is the same as under the Terminated Sub-Advisory Agreement.

If approved by the Shareholders, the New Advisory Agreement and the New Sub-Advisory Agreement will each have an initial one-year term and will be subject to annual renewal thereafter. The portfolio managers who currently provide advisory services to the Funds will continue to provide such services to the Funds under the New Advisory Agreement and the New Sub-Advisory Agreement.

Q. Will there be any changes to a Fund’s portfolio managers as a result of the Transaction?

A. No.

Q. Has the Board approved the New Agreements and how does the Board recommend that I vote?

A. The Board unanimously approved the New Agreements at a meeting held on October 13, 2022 and recommends that you vote “FOR” each Proposal on which you are entitled to vote.

Q. What will happen if Shareholders of a Fund do not approve the New Advisory Agreement?

If there are not sufficient votes to approve the New Advisory Agreement or to achieve a quorum for a Fund by the time of the Meeting, the Meeting, with respect to that Fund, may be postponed or adjourned one of more times to permit further solicitation of proxy votes with respect to the relevant Fund. The Meeting may be held for one of more Funds if sufficient Shareholder votes are obtained to approve the New Advisory Agreement while the Meeting is postponed or adjourned for one or more other Funds. The vote of a majority of shares present at the Meeting with respect to a Fund, with or without a quorum, shall be sufficient for adjournments with respect to that Fund. The chairperson of the Meeting may also unilaterally adjourn or postpone the Meeting. To facilitate the receipt of a sufficient number of votes, additional action may be needed.

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AST or other persons who are affiliated with the Adviser, Subadviser or their affiliates may contact you by mail or telephone. Therefore, we encourage Shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

The Interim Agreements will take effect on the Closing Date if the New Agreements have not been approved by applicable Shareholders. The Interim Advisory Agreement allows the Adviser to continue to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction. If a sufficient number of Shareholders of the Funds do not vote in favor of the Proposal, the Board may consider all other available options, including without limitation, a second Shareholder meeting or liquidation of a Fund.

Q. What will happen if Shareholders of a TSW Fund do not approve the New Sub-Advisory Agreement?

If there are not sufficient votes to approve the New Subadvisory Agreement or to achieve a quorum for a Fund by the time of the Meeting, the Meeting, with respect to that Fund, may be postponed or adjourned one of more times to permit further solicitation of proxy votes with respect to the relevant Fund. The Meeting may be held for one of more Funds if sufficient Shareholder votes are obtained to approve the New Subdvisory Agreement while the Meeting is postponed or adjourned for one or more other Funds. The vote of a majority of shares present at the Meeting with respect to a Fund, with or without a quorum, shall be sufficient for adjournments with respect to that Fund. The chairperson of the Meeting may also unilaterally adjourn or postpone the Meeting. To facilitate the receipt of a sufficient number of votes, additional action may be needed. AST or other persons who are affiliated with the Adviser, Subadviser or their affiliates may contact you by mail or telephone. Therefore, we encourage Shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

The Interim Agreements will take effect on the Closing Date if the New Agreements have not been approved by applicable Shareholders. The Interim Sub-Advisory Agreement allows the Subadviser to continue to serve as the investment subadviser of each TSW Fund for up to 150 days following the consummation of the Transaction. If a sufficient number of Shareholders of the TSW Funds do not vote in favor of the Proposals, the Board may consider all other available options, including without limitation, a second Shareholder meeting or liquidation of a Fund.

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JOHCM FUNDS TRUST

53 STATE STREET, 13TH FLOOR

BOSTON, MA 02109

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on December 12, 2022

53 State Street, 13th Floor

Boston MA, 02109

11:00 a.m., Eastern Time

The Notice of Special Meeting of Shareholders, this Proxy Statement and the proxy card are being made available to Shareholders of record as of October 14, 2022 (“Record Date”), beginning on or about October 27, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of JOHCM Funds Trust (the “Trust”), on behalf of each of the JOHCM Credit Income Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Discovery Fund (formerly, JOHCM Emerging Markets Small Mid Cap Equity Fund), JOHCM Global Income Builder Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, Regnan Global Equity Impact Solutions, TSW Emerging Markets Fund, TSW High Yield Bond Fund, and TSW Large Cap Value Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, to be used at the special meeting of shareholders (“Shareholders”) of the Funds to be held on December 12, 2022 at the offices of JOHCM (USA) Inc (“JOHCM” or the “Adviser”), 53 State Street, 13th Floor, Boston, MA 02109 at 11:00 a.m., Eastern Time, and at any postponements and adjournments thereof (such meeting and any postponements and adjournments being referred to as the “Meeting”).

Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about a proposal, please feel free to call the Funds at (866) 260-9549. If you have any questions regarding how to vote your shares, please call the Funds’ proxy solicitor, AST Fund Solutions, LLC (“AST”), toll free at (800) 814-4284 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. Thank you for your response and for your continued investment in the Funds.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about October 31, 2022 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail or telephone by (i) officers of the Funds and Trustees of the Trust, (ii) officers, employees and agents of the Funds’ investment adviser, JOHCM and/or its affiliates, (iii) officers, employees and agents of the Funds’ administrator, The Northern Trust Company (the “Administrator”), and/or its affiliates, and/or (iv) AST, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, each Fund’s Shareholders will be asked to act upon the following:

	Proposal	Funds Voting
1.	To approve a new advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and JOHCM (USA) Inc (the “Adviser”) (“Proposal 1”)	All Funds

2.	To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) between the Adviser and Subadviser (“Proposal 2” and together with Proposal 1, the “Proposals”)	TSW Emerging Markets Fund, TSW High Yield Bond Fund and TSW Large Cap Value Fund (the “TSW Funds”)

And to transact such other business as may properly come before the Meeting and any adjournments thereof.

1

The Board has set the close of business on October 14, 2022 as the Record Date, and only Shareholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting or any postponements or adjournments thereto. The vote for a Proposal will be at the Fund level, meaning that the Shareholders of each class of each Fund will vote together.

As of the Record Date, the number of each Fund’s shares issued and outstanding, and the number of votes to which each class of shares is entitled, is:

Fund	Number of Shares Issued and Outstanding
JOHCM Credit Income Fund – Institutional Class	685,007.656
JOHCM Credit Income Fund – Advisor Class	1,031.594
JOHCM Emerging Markets Opportunities Fund – Institutional Class	59,153,084.541
JOHCM Emerging Markets Opportunities Fund – Advisor Class	6,825,874.370
JOHCM Emerging Markets Opportunities Fund – Investor Class	1,169,632.521
JOHCM Emerging Markets Discovery Fund – Institutional Class	2,348,983.382
JOHCM Emerging Markets Discovery Fund – Advisor Class	861,775.512
JOHCM Global Income Builder Fund – Institutional Class	5,637,697.880
JOHCM Global Income Builder Fund – Advisor Class	153,322.867
JOHCM Global Income Builder Fund – Investor Class	5,802.855
JOHCM Global Select Fund – Institutional Class	20,358,212.992
JOHCM Global Select Fund – Advisor Class	2,084,263.953
JOHCM International Opportunities Fund – Institutional Class	181,412.909
JOHCM International Select Fund – Institutional Class	324,744,955.879
JOHCM International Select Fund – Investor Class	20,754,655.459
Regnan Global Equity Impact Solutions – Institutional Class	1,173,485.061
TSW Emerging Markets Fund – Institutional Class	1,000,000.000
TSW High Yield Bond Fund – Institutional Class	1,517,496.859
TSW Large Cap Value Fund – Institutional Class	2,749,813.901

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

2

INTRODUCTION

The Transaction

The Adviser currently serves as the investment adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. The Adviser has delegated the day-to-day management of the TSW Funds to the Subadviser and pays a portion of the advisory fee it receives from each TSW Fund to TSW for its sub-advisory services. The Adviser and the Subadviser are wholly owned by Pendal USA Inc., which has a registered address of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, which is in turn owned by Pendal Group Limited (“Pendal”), an Australian listed investment management company whose registered office is at Level 14, The Chifley Tower 2 Chifley Square, Sydney, NSW 2000, Australia. Pendal has entered into an agreement with Perpetual Ltd. (“Perpetual”), a diversified financial services firm with a registered office at 123 Pitt Street Level 12 Sydney, NSW 2000, Australia that has been serving Australians since 1886, under which Perpetual will acquire Pendal (the “Transaction”). Following the satisfaction of applicable closing conditions, the Transaction is anticipated to close by the end of January 2023 (the “Closing Date”).

The consummation of the Transaction will be deemed to result in a “change of control” of the Adviser and the Subadviser for the purposes of the Investment Company Act of 1940, as amended from time to time (the “1940 Act”), and under the terms of the 1940 Act, will result in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Terminated Advisory Agreement”) and the automatic termination of the then-current investment sub-advisory agreement between the Adviser and the Subadviser (the “Terminated Sub-Advisory Agreement” and together with the Terminated Advisory Agreement, the “Terminated Agreements”) on the Closing Date.

In anticipation of the consummation of the Transaction and related events, the Board requested and received information and materials from the Adviser and the Subadviser regarding the Transaction, and met at separate meetings on September 22-23, 2022 and October 13, 2022 to consider and approve (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”), (ii) an interim investment sub-advisory agreement between the Adviser and the Subadviser (the “Interim Sub-Advisory Agreement” and together with the Interim Advisory Agreement, the “Interim Agreements”), (iii) the New Advisory Agreement and (iv) the New Sub-Advisory Agreement. The Interim Agreements will take effect on the Closing Date unless the New Agreements have been approved by applicable Shareholders.

The Interim Advisory Agreement allows for the Adviser to continue to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction. Except for the 150-day term, a ten-day termination right by the Board or by the Shareholders of each Fund, as applicable, and provisions related to the escrow of investment advisory fees earned by the Adviser during the interim period, the Interim Advisory Agreement is the same in all material respects as the Terminated Advisory Agreement. The New Advisory Agreement will allow the Adviser to continue to serve as the investment adviser to each Fund under terms that are the same, in all material respects, to those in the Terminated Advisory Agreement except that while the Terminated Advisory Agreement had a two-year initial term, the New Advisory Agreement will have a one-year initial term.

The Interim Sub-Advisory Agreement allows for the Subadviser to continue to serve as the subadviser of each TSW Fund for up to 150 days following the consummation of the Transaction. Except for the 150-day term, a ten-day termination right by the Board or by the Shareholders of each TSW Fund, as applicable, and provisions related to the escrow of investment sub-advisory fees earned by the Subadviser during the interim period, the Interim Sub-Advisory Agreement is the same in all material respects as the Terminated Sub-Advisory Agreement. The New Sub-Advisory Agreement will allow the Subadviser to continue to serve as the subadviser to each TSW Fund under terms that are the same, in all material respects, to those in the Terminated Sub-Advisory Agreement except that while the Terminated Sub-Advisory Agreement had a two-year initial term, the New Sub-Advisory Agreement will have a one-year initial term.

To provide for continuity in the investment management of your Fund, Shareholders are being asked to approve: (i) the New Advisory Agreement with the Adviser and (ii) Shareholders of each TSW Fund are being asked to approve the New Sub-Advisory Agreement between the Adviser and the Subadviser. As described in more detail in the enclosed proxy statement, the Transaction and New Agreements are not expected to result in any changes to any of the Funds’ investment objective and strategies, portfolio management personnel, then-current investment advisory or sub-advisory services, as applicable, or fees and expenses.

I. PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

New Advisory Agreement

To provide for continuity in the investment management of the Funds, you are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser. Under the Interim Advisory Agreement and the New Advisory Agreement, (i) each Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of the Adviser who provide investment advisory services to each Fund are expected to remain the same, and (iii) the Adviser will continue to provide the same investment advisory services to each Fund for the same fees that are currently in effect, subject to the oversight of the Board, under terms that are similar in all material respects to the Terminated Advisory Agreement, except that while the Terminated Advisory Agreement had a two-year initial term, the New Advisory Agreement will have a one-year initial term.

Each member of the Board who is not an “interested person” (as that term is defined in the 1940 Act) of the Trust or the Adviser (together, the “Independent Trustees”), are expected to continue to serve on the Board following the Closing Date. The Board will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of each Fund.

Shareholders of each Fund are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser. Approval of the New Advisory Agreement is being sought so that the investment management of each Fund can continue without interruption following the consummation of the Transaction.

Board Approval and Recommendation

The 1940 Act requires that both the full Board and a majority of the Independent Trustees, voting separately, approve the proposed New Advisory Agreement. During its meeting on October 13, 2022, the Board considered various factors relating to the Transaction and the Interim Advisory Agreement and the New Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by the Adviser at the Board’s request.

On October 13, 2022, the Board, including a majority of the Independent Trustees: (i) unanimously approved the Interim Advisory Agreement and New Advisory Agreement and (ii) unanimously recommended that Shareholders of each Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the subsection titled “Evaluation by the Board” under “BOARD EVALUATION OF THE PROPOSED NEW ADVISORY AGREEMENTS.”

Description and Comparison of the Terminated and New Advisory Agreements

The form of the New Advisory Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit C are qualified in their entirety by reference to Exhibit A. Exhibit C to this Proxy Statement shows, with respect to the Fund:

•	the date of the Terminated Advisory Agreement;

•	the date on which the Terminated Advisory Agreement was last approved by the Board;

•	the date on which the Terminated Advisory Agreement was last submitted to a vote of Shareholders, along with the purpose of such submission; and

•

the aggregate amount of the Adviser’s advisory fee and the amount and purpose of any other payments by the Trust to the Adviser or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2022.

The terms of the New Advisory Agreement are the same as those of the Terminated Advisory Agreement in all material respects except that (i) there will be a new initial term of one year while the Terminated Investment Advisory Agreement had a two-year initial term; and (ii) the “Use of Name” provision in the New Advisory Agreement has been revised to remove reference to Pendal, and to clarify its application to the Adviser’s affiliates and other tradenames.

An expense limitation agreement is currently in place between the Trust, on behalf of each of the Funds, and the Adviser, pursuant to which the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to the annual rates listed below. That agreement is in effect through at least January 28, 2023, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless it is terminated earlier by the Trust or the Adviser upon written notice. The Adviser is permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses: provided, however, that the Fund will not be obligated to reimburse the Adviser any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced. The Adviser’s ability to recover such amounts will be unaffected by the Closing and by the adoption of New or Interim Advisory Agreements.

Fund Name	Class of Shares	Maximum Operating Expense Limit[1]	Expiration Date of Limit[2]
JOHCM Credit Income Fund	Institutional Shares	58 basis points (bps)	January 28, 2023
	Advisor Shares	68bps	January 28, 2023
	Investor Shares	83bps	January 28, 2023
	Class Z Shares	58bps	January 28, 2023

JOHCM Emerging Markets Opportunities Fund	Institutional Shares	104bps	January 28, 2023
	Advisor Shares	112bps	January 28, 2023
	Investor Shares	127bps	January 28, 2023
	Class Z Shares	102bps	January 28, 2023

JOHCM Emerging Markets Discovery Fund	Institutional Shares	149bps	January 28, 2023
	Advisor Shares	159bps	January 28, 2023
	Investor Shares	174bps	January 28, 2023
	Class Z Shares	149bps	January 28, 2023

JOHCM Global Income Builder Fund	Institutional Shares	72bps	January 28, 2023
	Advisor Shares	82bps	January 28, 2023
	Investor Shares	97bps	January 28, 2023
	Class Z Shares	72bps	January 28, 2023

JOHCM Global Select Fund	Institutional Shares	98bps	January 28, 2023
	Advisor Shares	108bps	January 28, 2023
	Investor Shares	123bps	January 28, 2023
	Class Z Shares	98bps	January 28, 2023

JOHCM International Opportunities Fund	Institutional Shares	88bps	January 28, 2023
	Advisor Shares	98bps	January 28, 2023
	Investor Shares	113bps	January 28, 2023
	Class Z Shares	88bps	January 28, 2023

JOHCM International Select Fund	Institutional Shares	98bps	January 28, 2023
	Investor Shares	121bps	January 28, 2023
	Class Z Shares	96bps	January 28, 2023

Regnan Global Equity Impact Solutions	Institutional Shares	89bps	January 28, 2023
	Advisor Shares	99bps	January 28, 2023
	Investor Shares	114bps	January 28, 2023
	Class Z Shares	89bps	January 28, 2023

TSW Emerging Markets Fund	Institutional Shares	99bps	January 28, 2023
	Advisor Shares	109bps	January 28, 2023
	Investor Shares	124bps	January 28, 2023
	Class Z Shares	99bps	January 28, 2023

TSW High Yield Bond Fund	Institutional Shares	65bps	January 28, 2023
	Advisor Shares	75bps	January 28, 2023
	Investor Shares	90bps	January 28, 2023
	Class Z Shares	65bps	January 28, 2023

TSW Large Cap Value Fund	Institutional Shares	73bps	January 28, 2023
	Advisor Shares	83bps	January 28, 2023
	Investor Shares	98bps	January 28, 2023
	Class Z Shares	73bps	January 28, 2023

[1]	Expressed as a percentage of a Fund’s average daily net assets.
[2]	The expense cap shall continue in effect thereafter for additional one year periods so long as such continuation is approved at least annually by the Adviser and the Board.

Services Provided

Under the terms of the Terminated Advisory Agreement, the Adviser serves as the investment adviser for the Funds. Subject to the supervision and control of the Board, the Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. Generally, the Adviser determines from time to time what securities and other investments will be purchased, retained or sold by each Fund, and provides such services for each Fund in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as currently in effect or as supplemented from time to time.

Compensation

Fund	Investment Advisory Fee Annual rate as a percentage of daily net assets
JOHCM Credit Income Fund	0.55%
JOHCM Emerging Markets Opportunities Fund	0.90%
JOHCM Emerging Markets Discovery Fund	1.30%
JOHCM Global Income Builder Fund	0.67%
JOHCM Global Select Fund	0.89%
JOHCM International Opportunities Fund	0.75%
JOHCM International Select Fund (effective fee rate revised January 28, 2022)	0.89% on assets up to $15 billion and 0.87% on assets in excess of $15 billion
Regnan Global Equity Impact Solutions	0.75%
TSW Emerging Markets Fund	0.80%
TSW High Yield Bond Fund	0.50%
TSW Large Cap Value Fund	0.58%

These investment advisory fees are calculated as of the last business day of each month based upon the average daily net assets of a Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information and are be paid to the Adviser by the Fund as soon as practicable after the last day of each month.

The advisory fee rates payable to the Adviser under the New Advisory Agreement will be identical to the fee rates payable under the Terminated Advisory and Interim Agreements.

Liability of the Adviser

Under the terms of the Terminated Advisory Agreement, the Adviser is not liable for any act or omission in connection with the matters to which the Terminated Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Terminated Advisory Agreement.

Term and Termination

The Terminated Advisory Agreement provides that it shall remain in effect for an initial term of two years, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (i) the foregoing requirement that the vote of the Independent Trustees be cast in person shall be deemed waived by the parties if and to the extent not required by Section 15(c) of the 1940 Act, the rules and regulations thereunder or any guidance or interpretation thereof, or regulatory relief therefrom, issued by the SEC or its staff; and (ii) the Trust or Adviser could have at any time terminated the Terminated Advisory Agreement as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund.

The Terminated Advisory Agreement also provides for automatic termination in the event of its assignment (within the meaning of the 1940 Act).

The New Advisory Agreement will be substantively identical, in all material respects, to the Terminated Advisory Agreement, except that the New Advisory Agreement will have an initial term of one year. The commencement date of the New Advisory Agreement is expected to be the date such agreement is approved by the Shareholders.

Effect if the Proposal is Not Approved

Shareholder approval of the New Advisory Agreement is not a requirement for the Transaction to be consummated. But, if the Shareholders do not vote in favor of the Proposal, then the Board may consider all other available options, including without limitation, holding another Shareholder meeting or liquidation of a Fund.

II. PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

New Sub-Advisory Agreement

To provide for continuity in the investment management of the TSW Funds, you are being asked to approve the New Sub-Advisory Agreement between the Adviser and the Subadviser. Under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, (i) each TSW Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of the Subadviser who provide investment advisory services to each TSW Fund are expected to remain the same, and (iii) the Subadviser will continue to provide the same investment advisory services to each TSW Fund for the same fees that are currently in effect, subject to the oversight of the Adviser, under terms that are similar in all material respects to the Terminated Sub-Advisory Agreement, except that while the Terminated Sub-Advisory Agreement had a two-year initial term, the New Sub-Advisory Agreement will have an initial term of one year.

Each member of the Board who is an Independent Trustee is expected to continue to serve on the Board following the Closing Date. The Board will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of each TSW Fund.

Shareholders of each TSW Fund are being asked to approve the New Sub-Advisory Agreement between the Subadviser and the Adviser. Approval of the New Sub-Advisory Agreement is being sought so that the investment management of each TSW Fund can continue without interruption following the consummation of the Transaction.

Board Approval and Recommendation

The 1940 Act requires that both the full Board and a majority of the Independent Trustees, voting separately, approve the proposed New Sub-Advisory Agreement. During its meeting on October 13, 2022, the Board considered various factors relating to the Transaction and the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by the Adviser and Subadviser at the Board’s request.

On October 13, 2022, the Board, including a majority of the Independent Trustees: (i) unanimously approved the Interim Sub-advisory Agreement and New Sub-Advisory Agreement and (ii) unanimously recommended that Shareholders of each TSW Fund approve the New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the subsection titled “Evaluation by the Board” under “BOARD EVALUATION OF THE PROPOSED NEW ADVISORY AGREEMENTS.”

Description and Comparison of the Terminated and New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement is set forth in Exhibit B to this Proxy Statement. The description of terms in this section and the summaries in Exhibit D are qualified in their entirety by reference to Exhibit B. Exhibit D to this Proxy Statement shows, with respect to the Fund:

•	the date of the Terminated Sub-Advisory Agreement;

•	the date on which the Terminated Sub-Advisory Agreement was last approved by the Board;

•	the date on which the Terminated Sub-Advisory Agreement was last submitted to a vote of Shareholders, along with the purpose of such submission; and

•

the aggregate amount of the Subadviser’s sub-advisory fee and the amount and purpose of any other payments by the Trust to the Subadviser or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2022.

The terms of the New Sub-Advisory Agreement are the same as those of the Terminated Sub-Advisory Agreement in almost all material respects except that (i) there will be a new initial term of one year while the Terminated Sub-Advisory Agreement had a two-year initial term and (ii) the termination provision in the New Sub-Advisory agreement has been revised slightly as outlined in the section directly below this paragraph.

Substantive Differences

The Terminated Sub-Advisory Agreement and the New Sub-Advisory Agreement are identical in all respects other than the inclusion of a revised termination provision in the New Sub-Advisory Agreement. The revised termination provision in the New Sub-Advisory Agreement includes additional language that tracks the requirements of the 1940 Act and notes that the agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or in the event the New Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason.

Services Provided

Under the terms of the Terminated Sub-Advisory Agreement, the Subadviser serves as the investment subadviser for the TSW Funds. Subject to the supervision and control of the Adviser, the Subadviser provides a continuous investment program for the TSW Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in each TSW Fund. Generally, the Subadviser determines from time to time what securities and other investments will be purchased, retained or sold by each TSW Fund, and provides such services for each TSW Fund in accordance with the TSW Fund’s investment objectives, policies, and restrictions as stated in the TSW Fund’s Prospectus and Statement of Additional Information, as currently in effect or as supplemented from time to time.

Compensation

The Adviser pays the Subadviser a monthly base fee for its services with respect to each TSW Fund as indicated in the table below (the “Base Subadvisory Fee”). The Base Subadvisory Fee for a TSW Fund shall be reduced pro rata by the Adviser to the extent that the Adviser, pursuant to a contractual waiver or reimbursement arrangement with the TSW Fund, waives fees or reimburses expenses payable by the TSW Fund to the Adviser (an “Adviser Waiver”). The amount of such reduction shall be calculated by multiplying (a) the amount of the Adviser Waiver by (b) the ratio between the Base Subadvisory Fee and the investment advisory fee to which the Adviser is entitled under the terms of a separate investment advisory agreement between the Adviser and the Funds, as indicated in the table below (the “Contractual Advisory Fee”); provided, however, that the fee payable to the Subadviser shall not be less than zero (i.e., the Subadviser shall not be required to reimburse any expenses of the TSW Funds in the event that a contractual waiver or reimbursement arrangement may require the Adviser to do so).

Fund	Base Subadvisory Fee*	Contractual Advisory Fee*
TSW Emerging Markets Fund	0.65%	0.80%
TSW High Yield Bond Fund	0.35%	0.50%
TSW Large Cap Value Fund	0.43%	0.58%

*	Annual rate as a percentage of each Fund’s average daily net assets

By way of example, assuming a 0.65% Base Subadvisory Fee and a 0.80% Contractual Advisory Fee for a Fund, if the Adviser should waive fees or reimburse expenses for the Fund by 0.05% on an annual basis, the fee owed to the Subadviser hereunder (expressed as an annual percentage of the Fund’s average daily net assets) would be calculated as: 0.65% – [(0.65%/0.80%) * 0.05%].

The Subadvisory fee rates payable to the Subadviser under the New Sub-Advisory Agreement will be identical to the fee rates payable under the Terminated and Interim Sub-Advisory Agreements.

Liability of the Subadviser

Under the terms of the Terminated Sub-Advisory Agreement, the Subadviser is not liable for any error of judgment or for any loss suffered by the Trust or the Adviser in connection with the matters to which the Terminated Sub-Advisory

Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from negligence, bad faith or willful misconduct on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Terminated Sub-Advisory Agreement.

Term and Termination

The Terminated Sub-Advisory Agreement provides that it shall remain in effect for an initial term of two years, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (i) the foregoing requirement that the vote of the Independent Trustees be cast in person shall be deemed waived by the parties if and to the extent not required by Section 15(c) of the 1940 Act, the rules and regulations thereunder or any guidance or interpretation thereof, or regulatory relief therefrom, issued by the SEC or its staff; and (ii) the Adviser or Subadviser could have at any time terminated the Terminated Sub-Advisory Agreement as to a TSW Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a TSW Fund may have been taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund.

The New Sub-Advisory Agreement will be substantively identical, in all material respects, to the Terminated Sub-Advisory Agreement, except that the New Sub-Advisory Agreement will have an initial term of one year. The commencement date of the New Sub-Advisory Agreement is expected to be the date such agreement is approved by the Shareholders.

Effect if the Proposal is Not Approved

Shareholder approval of the New Sub-Advisory Agreement is not a requirement for the Transaction to be consummated. But, if the Shareholders do not vote in favor of the Proposal, then the Board may consider all other available options, including without limitation, holding another Shareholder meeting.

III. BOARD EVALUATION AND ADDITIONAL INFORMATION ON THE PROPOSALS

Evaluation by the Board

The Transaction

The Adviser currently serves as the investment adviser to the Funds. The Adviser, along with the Subadviser, is responsible for the day-to-day management of the Funds’ assets. On August 24, 2022, the Adviser’s parent company, Pendal, announced that Australian fund manager Perpetual will proceed with its acquisition of Pendal. The Adviser and Subadviser are wholly owned subsidiaries of Pendal. This transfer of 100 percent indirect ownership of the Adviser will constitute a change in control. This change in control requires shareholder approval of the New Advisory Agreement between the Trust, on behalf of each Fund, and JOHCM as well as the New Subadvisory Agreement between JOHCM and TSW, as applicable. After consideration, as described herein, the Board recommends that the Funds’ shareholders vote in favor of Proposal 1, approving the New Advisory Agreement and Proposal 2, approving the New Subadvisory Agreement.

Summary of Board Meetings Considerations

On September 22-23, 2022, and October 13, 2022, the Trustees, including all of the Independent Trustees, met to consider various factors relating to the Transaction, including whether to recommend to shareholders the approval of the New Advisory Agreement and New Subadvisory Agreement, (collectively, the “New Agreements”). In addition, the Independent Trustees met on several occasions in executive sessions and separately with senior executives of Perpetual. The materials the Board considered also included information relating to the approval of an Interim Advisory Agreement and an Interim Sub-Advisory Agreement (collectively the “Interim Agreements”).1 The Trustees recommended that shareholders approve the New Agreements in connection with the Transaction.

The Trustees considered that the closing of the Transaction would be deemed an “assignment” of the current advisory agreements, resulting in the automatic termination of such agreements under the 1940 Act upon the closing of the Transaction. The Trustees considered that the New Agreements would permit the Adviser and Sub-Adviser to continue to provide the same services to the Funds that they currently provide, on the same terms, following the Transaction. The Trustees further considered management’s representation that the Transaction is not expected to have a material effect on the management of any Fund and is not expected to impose any material unfair burden on Fund shareholders.

As described in detail in the foregoing Proposals 1 and 2, the New Agreements are substantially similar to the Funds’ current advisory and sub-advisory agreements. As such, in considering the above, the Board also relied substantially on materials previously provided in connection with the renewal of the Terminated Agreements at meetings in June 2021, September 2021, and December 20212 (the “2021 Advisory Agreement Meeting Materials”). The Trustees’ review also focused on new information relating to the Transaction and Perpetual, as requested by the Board and provided by the Adviser. The Trustees considered, among other things, organizational information about Perpetual, benefits and risks associated with the Transaction, the overall potential benefits to the Funds, expected synergies and savings, structural or management changes, potential changes to operations, as well as distribution and Fund expenses. The Board also considered that it expects to receive and review updated information and materials from the Adviser and Subadviser at its fourth quarter meeting in December, 2022, which is the regular quarterly meeting at which the Board ordinarily performs its complete, annual review of the advisory arrangements in place for the Funds.

[1]

The Interim Agreements are substantially similar in material terms to the current advisory agreements and New Agreements. The Trustees’ consideration of the Interim Agreements did not differ in material respects from the process described herein, as it applies to the New Agreements. The Proposal in this proxy statement relates to shareholder approval of the New Agreements, not the Interim Agreements, as the Interim Agreements require only Board approval without the additional need to seek a shareholder vote.

[2]

The Board received materials relating to the renewal of each of the Funds’ advisory agreements, other than Regnan Global Equity Impact Solutions, TSW Emerging Markets Fund, TSW High Yield Bond Fund and TSW Large Cap Value Fund at the December 20-21, 2021 Board meeting. The Board received similar materials for the initial approval of (i) Regnan Global Equity Impact Solutions at the June 15, 2021 Board meeting, and (ii) TSW Emerging Markets Fund, TSW High Yield Bond Fund and TSW Large Cap Value Fund at the September 23-24, 2021 Board meeting.

The Trustees were assisted in their evaluation of the New Agreements by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management.

In reviewing the New Agreements, the Trustees, including all the Independent Trustees, considered the following and other factors with respect to the Funds (where noted, the Trustees relied on their prior deliberations and conclusions in connection with their most recent approval of the Terminated Agreements):

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services expected to be provided to the Funds under the New Agreements, which have substantially the same terms as those in the Terminated Agreements in all material respects. The Trustees, including the Independent Trustees, therefore noted that the Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to any of the Funds or to have any adverse effect on the Adviser’s or Subadviser’s (collectively the “Advisers”) ability to fulfill their obligations to the Funds under the New Agreements or to affect the Funds’ investment objective and strategies, portfolio management personnel, current investment advisory or sub-advisory services, as applicable, or fees and expenses.

The Board also took into account its deliberations and conclusions in connection with its most recent approval of the Terminated Agreements, including consideration of the agreement terms, information and reports provided by the Advisers on their personnel and operations, and the Advisers’ experience with the investment strategy and risks of each Fund, as applicable. The Board previously reviewed the Advisers’ investment philosophies and portfolio construction processes and the Advisers’ compliance program, pending litigation, insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the materials provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last approval of the Terminated Advisory Agreement and that there had been no material compliance issues in the past two years with respect to the Funds.

With respect to the Transaction, the Trustees considered, among other things, that Pertpetual was seeking to retain substantially all of the Adviser’s key employees, intended to execute employment agreements with the portfolio management teams, and had assured the Adviser that the Adviser and Subadviser investment teams would maintain their independence and autonomy, similar to other investment teams at Perpetual. The Trustees considered information from both Perpetual and Pendal that each would be working to, and is optimistic that it will be able to, retain substantially all of the Funds’ current portfolio managers, after the Closing Date. The Trustees also considered the Adviser’s representation that the costs of approving the New Agreements would not be borne by the Funds or the shareholders.

The Trustees reviewed and relied on the 2021 Advisory Agreement Meeting Materials relating to their prior consideration and approval of the Terminated Agreements. The Trustees found the 2021 Advisory Agreement Meeting Materials to be applicable and of assistance in their review of the New Agreements, noting that other than the change of control of the Advisers, no changes are anticipated that will directly impact day-to-day management of the Funds or the material terms of the New Agreements. The Trustees considered that under the New Agreements, (i) each Fund’s investment objectives and investment strategies will not change, (ii) the personnel of the Adviser and Subadviser, as applicable, who currently provide investment advisory services to each Fund are expected to remain the same, and (iii) the Adviser and Subadviser will continue to provide the same investment advisory services to each Fund, as applicable, for the same fees that are currently in effect, subject to the oversight of the Board, under terms that are similar in all material respects to the Terminated Agreements.

The Trustees expressed satisfaction with the quality, extent, and nature of the services provided by the Adviser and Subadviser and concluded that providing for the continued management of each Funds by the Adviser and Subadviser, as applicable, following the Transaction would benefit the Funds. The Trustees also considered the Adviser’s and Subadviser’s focus on compliance both at the firm level and with respect to the Funds. Taking into account their prior review of the 2021 Advisory Agreement Meeting Materials, as well as assurances and reporting received subsequently from the Advisers, the Trustees concluded that both the Adviser and Subadviser had provided high quality advisory services to the Fund, and that the Transaction was not expected to diminish, and could result in enhancements to, the quality of those services.

Performance: The Trustees reviewed performance information for the Funds, including each Fund’s one-year, three-year and five-year periods (as available) ended in September 2022, and also taking into account their prior review of the performance of each Fund, as applicable, as analyzed in such Fund’s Section 15(c) review in December 2021, and the performance results of all of the Funds in the period since that review.

The Board also took into consideration its prior review of a report prepared by an industry standard independent service provider, Broadridge Financial Solutions (the “Broadridge Report”) as part of the 2021 Advisory Agreement Meeting Materials, which presented comparisons of investment performance, expenses and fees of the Funds relative to their investment categories, competitor fund groups and broader benchmarks.

The Board received assurance that the Transaction will not have any material impact on its prior deliberations related to this factor and concluded that it is appropriate to rely on its prior consideration of the Terminated Agreements, as well as the supplemental information received from the Advisers, in connection with review of the New Agreements.

Profits: The Trustees relied on their prior review and consideration of profitability analyses prepared by the Adviser and Subadviser based on the fees paid (and to be paid) under the Terminated Agreements. The Trustees had previously noted that, based on the information provided in the 2021 Advisory Agreement Meeting Materials, the profits realized and/or to be realized were not excessive. The Board had also considered, in its review of the 2021 Advisory Agreement Meeting Materials, the Funds’ fees and expenses in the context of the relevant expense group and/or expense universe as stated in the Broadridge Report. The Trustees also noted that since the Adviser is not planning to reduce personnel as a direct result of the Transaction or make material changes to its operations as a result of the Transaction, profits are expected to remain reasonable. Finally, the Trustees discussed potential adverse impacts to overall profitability as a result of current market conditions.

The Board received assurance that the Transaction will not have any material impact on its prior deliberations related to this factor and concluded that it is appropriate to rely on its prior consideration of the Terminated Agreements, as well as the supplemental information received from the Advisers, in connection with review of the New Agreements.

Economies of Scale: The Trustees relied on their prior review and consideration of economies of scale. The Trustees had previously considered and reviewed the 2021 Advisory Agreement Meeting Materials relating to the marketing and distribution plans, capacity, and breakeven points for the Funds, in connection with the approval of the Terminated Agreements. The Trustees reviewed and considered potential benefits of economies of scale resulting from the Transaction, including the potential for enlarged distribution capability, greater scale and deeper capital resources.

The Board received assurance that the Transaction will not have any material impact on its prior deliberations related to this factor and concluded that it is appropriate to rely on its prior consideration of the Terminated Agreements in connection with review of the New Agreements.

Other Benefits to the Adviser: The Trustees took into consideration their previous review, in connection with their consideration of the 2021 Advisory Agreement Meeting Materials, of any incidental benefits derived or to be derived by the Advisers from their ongoing relationship with each Fund. The Trustees noted that the Transaction would not result in fee increases or expected cost increases, and that the Adviser would pay all of the costs associated with the Funds’ shareholder meeting.

Conclusions

Having requested, reviewed, and deliberated such information from the Advisers as the Board believed to be reasonably necessary to evaluate the impacts of the Transaction on its prior deliberations and conclusions in connection with the Board’s most recent approval of the Terminated Agreements and, having considered that the New Agreements are substantively identical to the Terminated Agreements and would permit the Advisers to continue to provide the same services to the Funds that they currently provide, on the same terms, following the Transaction, the Trustees, including a majority of the Independent Trustees, concluded that approval of the New Agreements was in the best interests of each Fund and its shareholders, and would not place an unfair burden on the Funds’ shareholders.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Funds as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after effectiveness of the New Agreements whereby the Adviser or Subadviser (or predecessor or successor investment adviser or subadviser), or any interested person thereof, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter).

The second condition requires that, during the three-year period immediately following the closing of the Transaction, at least 75% of the Trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser.

The Board intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Based on the information provided by the Adviser and Subadviser, the Board believes that the Transaction will not result in the imposition of an “unfair burden” on the Funds.

Information About the Adviser

JOHCM serves as the investment adviser to the Funds. Its principal place of business is 53 State Street, 13th Floor Boston, MA, 02109. JOHCM is wholly owned by Pendal USA Inc., which is in turn owned by Pendal. The Adviser is an investment adviser registered with the Unites States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. As adviser to the Funds, subject to the Board’s supervision, JOHCM continuously reviews, supervises, and administers each Fund’s investment program. JOHCM also ensures compliance with each Fund’s investment policies and guidelines.

As of September 30, 2022, the Adviser had approximately $12.3 billion in assets under management.

The following table lists the names of each Trustee and officer of the Funds who is also an officer, employee, director,

general partner or Shareholder of JOHCM.

Name	Position with Fund	Position with JOHCM
Nicholas Good	Trustee	President and Director
Jonathan Weitz	President and Chief Executive Officer	Chief Operating Officer, Vice President and Director
David Lebisky	Chief Compliance Officer	Compliance Manager
Mary Lomasney	Secretary	Head of Legal and Compliance

Information About the Subadviser

TSW is located at 6641 W. Broad Street, Suite 600, Richmond, Virginia 23230, and serves as the subadviser for the TSW Funds. The Subadviser manages and supervises the investment of the TSW Funds’ assets on a discretionary basis, subject to oversight by the Board.

The Subadviser has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. The Subadviser is wholly owned by Pendal USA Inc., which is in turned owned by Pendal. As compensation for its services, the Adviser pays to the Subadviser a Base Subadvisory Fee for its services, subject to any applicable reduction as described further in the Subadvisory Agreement and the SAI.

Management of the Adviser

The following table lists the name, address and principal occupation for the principal executive officer and each director of JOHCM.

Name[1]	Principal Occupation with JOHCM
Scott Craven-Jones	Non-Executive Director
Nick Good	President and Director
John Reifsnider	Chief Executive Officer, Vice-President and Director
Joey VanCaster	Treasurer and Director
Jonathan Weitz	Chief Operating Officer, Vice President and Director

[1]	The address of each executive officer is 53 State Street, 13th Floor, Boston, MA 02109.

Management of the Subadviser

The following table lists the name, address and principal occupation for the principal executive officer of TSW.

Name[1]	Principal Occupation with TSW
John L. Reifsnider	Chief Executive Officer

[1]	The address of each executive officer is 6641 W. Broad Street, Suite 600, Richmond, Virginia 23230.

Following the Transaction, the Adviser and Subadviser will remain wholly-owned subsidiaries of Pendal USA Inc., which is in turn owned by Pendal. Pendal has entered into an agreement with Perpetual, a diversified financial services firm that has been serving Australians since 1886, under which Perpetual will acquire Pendal. Perpetual had approximately $57.4 billion in assets under management as of September 30, 2022.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL ON WHICH YOU ARE ENTITLED TO VOTE.

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IV. GENERAL INFORMATION

Information About Other Service Providers

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as Administrator, Fund Accounting Agent, Transfer Agent, and Custodian to the Funds. JOHCM Funds Distributors, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor of the Funds’ shares.

Ownership of Shares

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of a Fund:

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Nature of beneficial ownership	Percent of class beneficially owned
JOHCM CREDIT INCOME FUND – ADVISOR CLASS	PENDAL GROUP LIMITED 53 STATE STREET, 13TH FLOOR BOSTON, MA	1,031.594	Direct	100.00%
JOHCM CREDIT INCOME FUND – INSTITUTIONAL CLASS	PENDAL GROUP LIMITED 53 STATE STREET, 13TH FLOOR BOSTON, MA	527,130.675	Direct	76.95%
JOHCM CREDIT INCOME FUND – INSTITUTIONAL CLASS	THE MOORE COMPANIES INC 53 STATE STREET, 13TH FLOOR BOSTON, MA	157,876.970	Direct	23.05%
JOHCM EMERGING MARKETS DISCOVERY FUND – ADVISOR CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODYA/C FBO CUSTOMERS 211 MAIN STREET ATTN MUTUAL FUNDS SAN FRANCISCO, CA	117,226.052	Indirect	13.60%
JOHCM EMERGING MARKETS DISCOVERY FUND – ADVISOR CLASS	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ	52,373.532	Indirect	6.08%
JOHCM EMERGING MARKETS DISCOVERY FUND – INSTITUTIONAL CLASS	J O HAMBRO CAPITAL MANAGEMENT LIMITED 53 STATE STREET, 13TH FLOOR BOSTON, MA	1,340,927.771	Direct	57.09%
JOHCM EMERGING MARKETS DISCOVERY FUND – INSTITUTIONAL CLASS	UBS WM USA 000 11011 6100 OMNI ACCOUNT MF 1000 HARBOR BLVD S PEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI ATT DEPARTMENT MANAGER WEEHAWKEN, NJ	478,445.020	Indirect	20.37%

JOHCM EMERGING MARKETS DISCOVERY FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	448,729.653	Indirect	19.10%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – ADVISOR CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A C FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	555,908.328	Indirect	8.14%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ	11,151,467.737	Indirect	18.85%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – INSTITUTIONAL CLASS	MARIL CO FBO 5A C O RELIANCE TRUST COMPANY WI 4900 WEST BROWN DEER RD MAILCODE BD1N - ATTN MF MILWAUKEE, WI	5,490,246.508	Indirect	9.28%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCL BEN OF CUST OF MSSB 1 NEW YORK PLAZA 12TH FL NEW YORK, NY	4,281,958.104	Indirect	7.24%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – INSTITUTIONAL CLASS	MAC CO A C 500830 ATTN MUTUAL FUND OPS ROOM 151-1010 500 GRANT STREET PITTSBURGH, PA	3,566,168.480	Indirect	6.03%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – INVESTOR CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	360,539.321	Indirect	30.83%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – INVESTOR CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ	255,851.765	Indirect	21.87%
JOHCM EMERGING MARKETS OPPORTUNITIES FUND – INVESTOR CLASS	LPL FINANCIAL PO BOX 509046 FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO, CA	240,016.203	Indirect	20.52%

JOHCM GLOBAL INCOME BUILDER FUND – ADVISOR CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	101,895.165	Indirect	66.46%
JOHCM GLOBAL INCOME BUILDER FUND – ADVISOR CLASS	JAMES L NEDERLANDER 53 STATE STREET, 13TH FLOOR BOSTON, MA	40,867.217	Direct	26.65%
JOHCM GLOBAL INCOME BUILDER FUND – INSTITUTIONAL CLASS	EQUITABLE TRUST COMPANY 0 4400 HARDING PIKE SUITE 310 NASHVILLE, TN	2,671,964.509	Indirect	47.39%
JOHCM GLOBAL INCOME BUILDER FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	761,326.299	Indirect	13.50%
JOHCM GLOBAL INCOME BUILDER FUND – INSTITUTIONAL CLASS	THE FULTON COMPANY C/O FULTON FINANCIAL ADVISORS PO BOX 3215 LANCASTER, PA	341,546.247	Indirect	6.06%
JOHCM GLOBAL INCOME BUILDER FUND – INVESTOR CLASS	LPL FINANCIAL FBO CUSTOMER ACCOUINTS P O BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO, CA	5,422.999	Indirect	93.45%
JOHCM GLOBAL INCOME BUILDER FUND – INVESTOR CLASS	TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA, NE	366.638	Indirect	6.32%
JOHCM GLOBAL SELECT FUND – ADVISOR CLASS	CHARLES SCHWAB AND CO INC SPECIAL CUSTODY A C FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	1,923,060.377	Indirect	92.27%
JOHCM GLOBAL SELECT FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	8,708,164.288	Indirect	42.77%
JOHCM GLOBAL SELECT FUND – INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C O BMO HARRIS SWP 1 FREEDOM VALLEY DRIVE OAKS, PA	1,490,765.551	Indirect	7.32%

JOHCM GLOBAL SELECT FUND – INSTITUTIONAL CLASS	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE, WI	1,402,873.991	Indirect	6.89%
JOHCM GLOBAL SELECT FUND – INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ	1,389,017.943	Indirect	6.82%
JOHCM INTERNATIONAL SELECT FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB AND CO INC SPECIAL CUSTODY A C FBO CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	53,259,594.454	Indirect	16.40%
JOHCM INTERNATIONAL SELECT FUND – INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ	42,209,312.660	Indirect	13.00%
JOHCM INTERNATIONAL SELECT FUND – INVESTOR CLASS	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ	17,357,956.266	Indirect	83.63%
JOHCM INTERNATIONAL OPPORTUNITIES FUND – INSTITUTIONAL CLASS	J O HAMBRO CAPITAL MANAGEMENT LIMITED 53 STATE STREET, 13TH FLOOR BOSTON, MA	181,320.477	Direct	99.95%
REGNAN GLOBAL EQUITY IMPACT SOLUTIONS – INSTITUTIONAL CLASS	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ	946,682.838	Indirect	80.67%
REGNAN GLOBAL EQUITY IMPACT SOLUTIONS – INSTITUTIONAL CLASS	PENDAL GROUP LIMITED 53 STATE STREET, 13TH FLOOR BOSTON, MA	200,000.500	Direct	17.04%
TSW EMERGING MARKETS FUND – INSTITUTIONAL CLASS	PENDAL GROUP LIMITED 53 STATE STREET, 13TH FLOOR BOSTON, MA	1,000,000.000	Direct	100.00%
TSW HIGH YIELD BOND FUND – INSTITUTIONAL CLASS	PENDAL GROUP LIMITED 53 STATE STREET, 13TH FLOOR BOSTON, MA	1,260,769.017	Direct	83.08%

TSW HIGH YIELD BOND FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN STREET ATTN MUTUAL FUNDS SAN FRANCISCO, CA	256,727.866	Indirect	16.92%
TSW LARGE CAP VALUE FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB AND CO INC REINVEST ACCOUNT 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO, CA	2,132,784.232	Indirect	77.56%
TSW LARGE CAP VALUE FUND – INSTITUTIONAL CLASS	MITRA & CO FBO 75 4900 W BROWN DEER RD C/O RELIANCE TRUST COMPANY WI MAILCODE BD1N - ATTN MF MILWAUKEE, WI	329,692.845	Indirect	11.99%

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of each class of the Funds.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, the Adviser or any person controlling, controlled by or under common control with the Adviser.

As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, to which the Adviser or the Adviser’s parent company was a party.

Other Information

During the most recent fiscal year ended September 30, 2022, no commissions were paid by the Funds to a broker affiliated with the Adviser or Subadviser.

Payment of Solicitation Expenses

The Adviser will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Adviser has engaged AST to serve as the Funds’ proxy solicitor. The total cost of the proxy solicitation is expected to be approximately $230,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless a Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future or would like to request delivery of a single copy to Shareholders sharing an address, please call toll free at (800) 814-4284 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday.

Other Business

The Board does not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any postponements or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of directors or the approval of a New Advisory Agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. In order for such proposal to be considered for inclusion in the proxy materials relating to that meeting, such proposal must be received at the offices of the applicable Fund a reasonable time before the solicitation for that meeting is made. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Massachusetts law.

Reports to Shareholders and Financial Statements

The annual report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to each Fund’s Shareholders. Upon request, the Funds’ most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. You may request a copy of the Funds’ annual report by calling 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business, by writing to the Funds’ client service address at JOHCM Funds, 1055 Westlakes Drive, Suite 310, Berwyn, PA 19312, or by visiting the Funds’ website at www.johcm.com.

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V. VOTING INFORMATION

Voting Rights and Methods of Tabulation

Only Shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Affiliates of the Adviser may hold significant seed positions in certain Funds and intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of the Proposals. Please see the “General Information” section of the proxy statement for information regarding persons, including JOHCM (USA) Inc and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund as of the Record Date.

Each proxy solicited by the Board which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting at that time. Any letter of revocation or later-dated proxy must be received by a Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on a Proposal, and therefore, will have the effect of a vote against such Proposal. Votes cast by proxy or at the Meeting will be counted by persons appointed by the Trust as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Dissenters’ Rights

Dissenting Shareholders have no appraisal or dissenters’ rights.

Quorum; Adjournment

As provided under the governing documents of the Trust, the presence in person or by proxy of Shareholders entitled to cast at least 30% of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

If the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposals are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons named as proxies will vote the proxies (including abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of Shareholders of the Funds. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

The presence of a quorum alone, however, is not sufficient to approve a Proposal (see “Vote Required” below).

Vote Required

Approval of a Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of each Fund as defined in the 1940 Act. That means the lesser of (i) 67% or more of the shares of each Fund present at the Meeting if more than 50% of the outstanding shares of each Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of each Fund. The vote for a Proposal will be at the Fund level, meaning that the Shareholders of each share class of each Fund will vote together.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help ensure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may call toll free at (800) 814-4284 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday.

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EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Advisory Agreement

EXHIBIT B:	Form of New Sub-Advisory Agreement

EXHIBIT C:	Data Regarding the Terminated Advisory Agreement

EXHIBIT D:	Data Regarding the Terminated Sub-Advisory Agreement

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (this “Agreement”) is dated [             ], 2022 between JOHCM Funds Trust, a business trust created under the laws of the Commonwealth of Massachusetts (the “Trust”), on behalf of each of its series (each a “Fund” and collectively, the “Funds”) as set forth on Schedule A attached hereto, and JOHCM (USA) Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end series management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the Funds;

WHEREAS, this Agreement replaces a prior agreement with the Adviser that terminated as a matter of law as a result of an assignment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.    SERVICES TO BE RENDERED BY ADVISER TO THE FUNDS.

(a)    The Adviser, at its expense, except as such expense is paid by the Trust as provided in Section 3(b), will furnish continuously a discretionary investment program for each Fund, will determine what investments will be purchased, held, sold or exchanged by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash and will, on behalf of each Fund, make changes in such investments in its discretion. Subject always to the control of the Trustees of the Trust and except for the functions carried out by the officers and personnel referred to in Section 3(b), or functions carried out pursuant to separate servicing agreements with the Trust, the Adviser will also manage, supervise and conduct the other affairs and business of the Trust and matters incidental thereto. In the performance of its duties, the Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, will use its best efforts to safeguard and promote the welfare of the Funds and to comply with the stated investment objectives, policies and restrictions of each Fund and other policies that the Trustees may from time to time determine. The Trust acknowledges that it is possible that, based on the Funds’ investment objectives and policies, certain other funds or accounts managed by the Adviser or its affiliates may, at times, take investment positions or engage in investment techniques that are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b)    The Adviser, at its expense, except as such expense is paid by the Trust as provided in Section 3(b), will furnish suitable office space for the Trust and all necessary facilities, including salaries of personnel, required for the Adviser to execute its investment advisory duties faithfully. The Adviser shall not be obligated under this agreement to provide, or oversee the provision by third parties, of administrative services for the Trust except as expressly contemplated herein. The Adviser may provide such services to the Trust as from time to time separately agreed in writing by the parties. Except as otherwise provided in Section 3(b)(4), the Adviser will pay the compensation, if any, of the officers of the Trust.

(c)    The Adviser, at its expense, will place all orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for a Fund the most favorable price and execution available, the Adviser, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser agrees that in connection with purchases or sales of portfolio investments for a Fund’s account, neither the Adviser nor any officer, director, employee or agent of the Adviser shall act as a principal or receive any commission other than as provided in Section 3.

(d)    On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the applicable Fund and to such other account.

(e)    The Adviser will not be obligated to pay any expenses of or for the Trust not expressly assumed by the Adviser pursuant to this Section 1. The payment or assumption by the Adviser of any expenses of the Trust or any Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

(f)    Subject to the prior approval of a majority of the Independent Trustees, and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission (the “SEC”) or its staff, by the shareholders of a Fund, the Adviser may, from time to time, delegate any of the Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed. In all instances, however, the Adviser must oversee the provision of delegated services, unless separately agreed by the Adviser and a Fund, the Adviser must bear the separate costs of employing any delegate, and no delegation will relieve the Adviser of any of its obligations under this Agreement.

(g)    The Adviser will be entitled to give voting instructions to the Funds’ custodian in respect of the exercise of any voting or other rights attached to any investment of the Funds at the discretion of the Adviser or as the Trust may instruct from time to time.

(h)    The Adviser is authorized to contract with J O Hambro Capital Management Limited, JOHCM (Singapore) Pte. Limited or other affiliated entities controlling, controlled by or under common control with the Adviser for the provision to the Adviser of investment management, trading services and administrative services as the Adviser may require. The Adviser expects that any such services would be provided pursuant to “participating affiliate” arrangements as contemplated by applicable SEC staff guidance, and would therefore not be sub-advisory arrangements subject to approval under Section 15 of the 1940 Act. The Adviser will alone be responsible for paying any fees charged and expenses incurred by any such affiliated entity in connection with the provision of such services.

2.    OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlled by or under common control with the Adviser, and that the Adviser and any person controlled by or under common control with the Adviser may have an interest in the Trust. It is also understood that the Adviser and any person controlled by or under common control with the Adviser may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3.    COMPENSATION TO BE PAID BY THE FUNDS TO THE ADVISER; EXPENSES.

(a)    Each Fund will pay to the Adviser as compensation for the Adviser’s services rendered, for the facilities furnished and for the expenses borne by the Adviser pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Net Assets, computed daily and paid monthly at the annual rates set forth on Schedule A attached to this Agreement, as from time to time amended. “Net Assets” means the Fund’s net asset value at the close of business on each day while this Agreement is in effect. The fee is payable for each month within 15 days after the close of the month. If the Adviser serves for less than the whole of a month, the foregoing compensation will be prorated.

(b)    Each Fund shall bear all expenses that are incurred in its operation except for any expenses expressly assumed by the Adviser in Section 1. Said expenses to be borne by each Fund will include, but not be limited to, the following (or the Fund’s proportionate share of the following): (1) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by the Trust’s administrator; (3) fees and expenses of registering and maintaining the registration of the Fund’s shares and the Trust under federal securities laws and making and maintaining any notice filings required under any state securities laws; (4) fees and salaries of, and expenses incurred by, officers of the Trust and persons assisting them as may be determined from time to time by the Trustees of the Trust including the cost of support services attributable to such officers and persons as may be determined in each case by the Trustees of the Trust or separately agreed by the Trust; (5) fees and salaries of, and expenses incurred by the Trustees of the Trust who are not “interested persons,” as defined in the 1940 Act, of the Trust (the “Independent Trustees”); (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (8) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust or the Fund for violation of any law; (9) legal, accounting and auditing expenses, including legal fees of counsel for the Independent Trustees and counsel for the Trust; (10) charges of custodians, transfer agents and other agents; (11) costs of preparing share certificates (if any); (11) expenses of setting in type (including electronic formatting), printing and delivering (in hardcopy or electronically) prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (12) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; and (13) fees and other expenses incurred in connection with membership in investment company organizations.

4.    ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (within the meaning of the 1940 Act, the rules and regulations thereunder and any applicable guidance or interpretation of the SEC or its staff), provided that no delegation of responsibilities by the Adviser pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Amendment is effective until approved in a manner consistent with the 1940 Act, the rules and regulations thereunder and any applicable guidance or interpretation of the SEC or its staff.

5.    EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

(a)    This Agreement is effective with respect to a Fund as of the date set forth opposite such Fund’s name on Schedule A hereto and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) and will continue in effect until the first anniversary of the date of effectiveness. This Agreement, with respect to any Fund, will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval; provided however, that the foregoing requirement that the vote of the Independent Trustees be cast in person shall be deemed waived by the parties if and to the extent not required by Section 15(c) of the 1940 Act, the rules and regulations thereunder or any guidance or interpretation thereof, or regulatory relief therefrom, issued by the SEC or its staff.

(b)    Any approval, renewal or amendment of this Agreement with respect to a Fund by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust as a whole.

(c)    Either party hereto may at any time terminate this Agreement as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the such Fund.

(d)    Termination of this Agreement pursuant to this Section 5 will be without the payment of any penalty.

6.    CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the SEC or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the SEC or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the SEC or its staff.

7.    NON-LIABILITY OF ADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8.    USE OF NAME

(a)    The parent company of the Adviser owns the names and marks “JOHCM” and licenses the name “J O Hambro,” each of which may be used by the Trust only with the consent of the Adviser. The Adviser consents to the use by the Trust of the name “JOHCM Funds Trust” or any other name embodying the name “JOHCM”, “J O Hambro”, or any such other name(s) affiliated with the Adviser, or other tradename(s) of the Adviser, into such forms as the Adviser shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section.

(b)    The foregoing authorization by the Adviser to the Trust to use said name and initials as part of a business or name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right so to authorize others to use the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right so to use, or authorize others to use, said name and initials and the Trust agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section.

(c)    Without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Adviser made within six months after the Adviser has knowledge of such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the name “JOHCM”, “J O Hambro” and will not thereafter transact any business in a name containing the name “JOHCM”, “J O Hambro” in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use the name “JOHCM”, “J O Hambro” or any other reference to the Adviser, or any such other name(s) affiliated with the Adviser, or other tradename(s) of the Adviser. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors and all other persons claiming under or through it.

9.    GOVERNING LAW

This Agreement is governed by and to be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof.

10.    MISCELLANEOUS

(a)    This Agreement supersedes any and all oral or written agreements heretofore made relating to the subject matter hereof and contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b)    Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c)    Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d)    This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)    The parties hereto consent to transact electronically. Either party’s intentional action in providing an electronic signature by clicking a button, typing a name in a signature field, or otherwise entering an electronic signature, is valid evidence of consent to be legally bound by this Agreement and any amendments thereto. The words “execution,” “signed,” “signature,” and words of similar import shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law.

(f)    The electronically stored copy of this Agreement and any amendments thereto is considered to be the true, complete, valid, authentic, and enforceable record of the Agreement and any such amendment, admissible in judicial or administrative proceedings to the same extent as if the document were originally generated and maintained in printed form.

11.    LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund. The Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

IN WITNESS WHEREOF, JOHCM Funds Trust and JOHCM (USA) Inc. have each caused this instrument to be duly executed on its behalf as of the day and year first above written.

JOHCM FUNDS TRUST, on behalf of itself and each of its series as set forth on Schedule A

By:
Name:	David Lebisky
Title:	Chief Compliance Officer

JOHCM (USA) INC.

By:
Name:	Jonathan Weitz
Title:	Chief Operating Officer

9

[Signature Page to Investment Advisory Agreement]

SCHEDULE A

Dated as of [             ], 2022

to

JOHCM FUNDS TRUST

Investment Advisory Agreement

Funds subject to this Agreement

Fund	Investment Advisory Fee (annual rate as a percentage of daily net assets)	Effective Date of the Series
JOHCM Credit Income Fund	0.55%	[ ], 2022
JOHCM Emerging Markets Opportunities Fund	0.90%	[ ], 2022
JOHCM Emerging Markets Discovery Fund	1.30%	[ ], 2022
JOHCM Global Income Builder Fund	0.67%	[ ], 2022
JOHCM Global Select Fund	0.89%	[ ], 2022
JOHCM International Opportunities Fund	0.75%	[ ], 2022
JOHCM International Select Fund	0.89% on assets up to $15 billion and 0.87% on assets in excess of $15 billion	[ ], 2022
Regnan Global Equity Impact Solutions	0.75%	[ ], 2022
TSW Emerging Markets Fund	0.80%	[ ], 2022
TSW High Yield Bond Fund	0.50%	[ ], 2022
TSW Large Cap Value Fund	0.58%	[ ], 2022

AGREED AND ACKNOWLEDGED:

JOHCM FUNDS TRUST, on behalf of itself and each of its series as set forth on this Schedule A

By:
Name:	David Lebisky
Title:	Chief Compliance Officer

JOHCM (USA) INC

By:
Name:	Jonathan Weitz
Title:	Chief Operating Officer

[Signature Page to Schedule A to Investment Advisory Agreement]

EXHIBIT B

INVESTMENT SUBADVISORY AGREEMENT

BETWEEN

JOHCM (USA) INC.

AND

THOMPSON, SIEGEL & WALMSLEY LLC

This Investment Subadvisory Agreement (this “Agreement”) is made as of this [             ], 2022, between JOHCM (USA) Inc., a Delaware corporation (the “Adviser”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (the “Subadviser”).

WHEREAS, the Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is in the business of providing investment advisory services; and

WHEREAS, the Subadviser is an investment adviser registered with the SEC under the Advisers Act and is in the business of providing investment advisory services; and

WHEREAS, JOHCM Funds Trust (the “Trust”) is a Massachusetts business trust that is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of multiple portfolio series; and

WHEREAS, pursuant to the Investment Advisory Agreement between the Trust and the Adviser, dated the [             ] 2022 (“Investment Advisory Agreement”), the Adviser is required to perform investment advisory services to the Trust; and

WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Trust with respect to each of the series named on Schedule A hereto (each, a “Fund” and collectively, the “Funds”), and the Subadviser is willing to render such services;

WHEREAS, this Agreement replaces a prior agreement between the Adviser and subadviser that terminated as a matter of law as a result of an assignment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1.

APPOINTMENT OF SUBADVISER. The Adviser hereby appoints the Subadviser to act as investment subadviser to each Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser warrants that the Subadviser has been duly appointed to act hereunder.

2.

SUBADVISER’S DUTIES. The Subadviser shall formulate and implement a continuous investment program for each Fund, including the purchase, retention and disposition of investments therefor, in accordance with the Fund’s investment objective and policies as stated in the Trust’s Registration Statement. The Subadviser’s duties hereunder are subject to the following understandings with respect to each Fund:

(a)

Subject to the supervision and control of the Adviser, the Subadviser shall furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

(b)

The Subadviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust’s Declaration of Trust, Bylaws, policies and procedures and Registration Statement, in each case as may be amended or updated from time to time, and with the instructions and directions of the Adviser, provided, however, that the Subadviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Subadviser; and the Subadviser shall conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act and all other applicable federal or state laws, rules and regulations;

(c)

The Subadviser shall promptly communicate to the Adviser such information relating to Fund transactions as the Adviser may reasonably request. On occasions when the Subadviser deems the purchase or sale of an investment to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the investments to be sold or purchased, provided that in the opinion of the Subadviser, all accounts are treated equitably and fairly. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients;

(d)

The Subadviser shall maintain books and records with respect to the Fund’s investment transactions and shall render to the Adviser such periodic and special reports as the Adviser may reasonably request;

(e)	The Subadviser shall provide the Adviser with a list of all investment transactions as reasonably requested by the Adviser;

(f)	The investment advisory services of the Subadviser with respect to the Fund under this Agreement are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

3.

EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSION. With respect to each Fund, the Subadviser, subject to and in accordance with any directions which the Trust’s Board of Trustees (the “Trustees”) and/or the Adviser may issue from time to time, shall place, in the name of the Trust, orders for the execution of the investment transactions in which each Fund is authorized to invest. When placing such orders, the primary objective of the Subadviser shall be to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Subadviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust and the Adviser recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish “brokerage and research services” (as such are described in Section 28(e) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Trust and/or the Subadviser in accordance with the standards set forth below. Moreover, the Subadviser may place orders with a broker who charges a commission that is greater than that which another broker would have charged for effecting that transaction, provided the Subadviser determines in good faith that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Subadviser agree that the Subadviser shall select brokers for the execution of the Fund investment transactions from among:

(a)

Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust’s net assets, in such amount of total brokerage as may reasonably be required in light of such services.

(b)

Those brokers and dealers who provide brokerage and research services to the Subadviser and/or its affiliated corporations which relate directly to portfolio investments, actual or potential, of the Fund, or which place the Subadviser in a better position to make decisions in connection with the management of the Fund’s assets, whether or not such data may also be useful to the Subadviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)

Affiliated brokers of Adviser, when the Subadviser has determined that the Fund will receive competitive execution, price and commissions. The Subadviser shall render regular reports to the Trust, with such frequency as may reasonably be requested, disclosing how much total brokerage business has been placed with affiliated brokers of Adviser, and the manner in which the allocation has been accomplished.

The Subadviser agrees that no investment decision will be based on or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Subadviser’s primary duty to obtain the best net price and execution for the Fund.

4.

BOOKS AND RECORDS. The Subadviser shall keep each Fund’s books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Subadviser agrees that all records which it maintains for the Trust, with respect to each Fund, are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) of the Commission under the 1940 Act. Nothing herein shall prevent the Subadviser from maintaining its own records as required by law, which may be a duplication of the Trust’s records.

5.

PROXIES. Unless the Adviser or the Trust gives written instructions to the contrary, the Subadviser shall vote (or not vote, in its discretion) all proxies solicited by or with respect to the issuers of securities in which assets of each Fund are invested. The Subadviser shall use its best good faith judgment to vote (or not vote, in its discretion) such proxies in the best interest of each Fund.

6.

EXPENSES. During the term of this Agreement, the Subadviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Adviser and/or each Fund, as they may agree from time to time, shall bear all expenses that are incurred in their operations not specifically assumed by the Subadviser.

7.

COMPENSATION OF THE SUBADVISER. For the services to be rendered by the Subadviser as provided in this Agreement the Adviser shall pay to the Subadviser such compensation as is designated in Schedule B to this Agreement.

8.

LIMITATION OF SUBADVISER’S LIABILITY; INDEMNIFICATION. In the absence of (a) negligence, bad faith or willful misconduct on the part of the Subadviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Subadviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty by the Subadviser with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Subadviser shall not be subject to any liability whatsoever to the Adviser or the Trust, or to any shareholder of the Trust, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Trust.

9.	DURATION AND TERMINATION.

(a)

This Agreement is effective with respect to each Fund as of the date set forth opposite the Fund’s name on Schedule A hereto and will remain in full force and effect as to the Fund continuously thereafter and will continue in effect until the first anniversary of the date of effectiveness. This Agreement, with respect to any Fund, will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the foregoing requirement that the vote of the Independent Trustees be cast in person shall be deemed waived by the parties if and to the extent not required by Section 15(c) of the 1940 Act, the rules and regulations thereunder or any guidance or interpretation thereof, or regulatory relief therefrom, issued by the SEC or its staff.

(b)

Any approval, renewal or amendment of this Agreement with respect to a Fund by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, by the Trustees, or by a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust as a whole.

(c)

Any party hereto may at any time terminate this Agreement as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund. This Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

(d)	Termination of this Agreement pursuant to this Section 9 will be without the payment of any penalty.

10.	CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof.

11.

NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by the party giving notice to the other party at the following address (or at any subsequent address furnished by the other party in writing):

If to the Adviser:

JOHCM (USA) Inc.

53 State Street, 13th Floor

Boston, MA 02199

If to the Subadviser:

Thompson, Siegel & Walmsley LLC

6641 W. Broad Street, Suite 600

Richmond, VA 23230

12.

LIMITATION OF LIABILITY. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund. The Subadviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:	JOHCM (USA) INC.

Mary Lomasney	By:
	Name:	Jonathan Weitz
	Title:	Chief Operating Officer

Attest:	THOMPSON, SIEGEL & WALMSLEY LLC

W. Winborne Boyles	By:
	Name:	John L. Reifsnider
	Title:	Chief Executive Officer

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

JOHCM FUNDS TRUST

By:
Name:	David Lebisky
Title:	Chief Compliance Officer

SCHEDULE A

Dated as of [             ], 2022

to

JOHCM FUNDS TRUST

Investment Subadvisory Agreement

Funds subject to this Agreement

Fund	Effective Date

TSW Emerging Markets Fund	[ ], 2022
TSW High Yield Bond Fund	[ ], 2022
TSW Large Cap Value Fund	[ ], 2022

AGREED AND ACKNOWLEDGED:

JOHCM FUNDS TRUST, on behalf of itself and each of its series as set forth on this Schedule A

By:
Name: David Lebisky
Title: Chief Compliance Officer

JOHCM (USA) INC.

By:
Name: Jonathan Weitz
Title: Chief Operating Officer

THOMPSON, SIEGEL & WALMSLEY LLC

By:
Name: John L. Reifsnider
Title: Chief Executive Officer

[Signature Page to Schedule A to Investment Subadvisory Agreement]

SCHEDULE B

Dated as of [             ], 2022

to

JOHCM FUNDS TRUST

Investment Subadvisory Agreement

Subject to any applicable reduction as described herein, the Adviser shall pay the Subadviser a monthly base fee for its services with respect to each Fund as indicated in the table below (the “Base Subadvisory Fee”). The Base Subadvisory Fee for a Fund shall be reduced pro rata by the Adviser to the extent that the Adviser, pursuant to a contractual waiver or reimbursement arrangement with the Fund, waives fees or reimburses expenses payable by the Fund to the Adviser (an “Adviser Waiver”). The amount of such reduction shall be calculated by multiplying (a) the amount of the Adviser Waiver by (b) the ratio between the Base Subadvisory Fee and the investment advisory fee to which the Adviser is entitled under the terms of a separate investment advisory agreement between the Adviser and the Funds, as indicated in the table below (the “Contractual Advisory Fee”); provided, however, that the fee payable to the Subadviser hereunder shall not be less than zero (i.e., the Subadviser shall not be required to reimburse any expenses of the Funds in the event that a contractual waiver or reimbursement arrangement may require the Adviser to do so).

By way of example, assuming a 0.65% Base Subadvisory Fee and a 0.80% Contractual Advisory Fee for a Fund, if the Adviser should waive fees or reimburse expenses for the Fund by 0.05% on an annual basis, the fee owed to the Subadviser hereunder (expressed as an annual percentage of the Fund’s average daily net assets) would be calculated as: 0.65% – [(0.65%/0.80%) * 0.05%].

Fund	Base Subadvisory Fee*	Contractual Advisory Fee*
TSW Emerging Markets Fund	0.65%	0.80%
TSW High Yield Bond Fund	0.35%	0.50%
TSW Large Cap Value Fund	0.43%	0.58%

*	Annual rate as a percentage of each Fund’s average daily net assets

JOHCM FUNDS TRUST, on behalf of itself and each of its series as set forth on this Schedule B

By:
Name: David Lebisky
Title: Chief Compliance Officer

JOHCM (USA) INC.

By:
Name: Jonathan Weitz
Title: Chief Operating Officer

THOMPSON, SIEGEL & WALMSLEY LLC

By:
Name: John L. Reifsnider
Title: Chief Executive Officer

[Signature Page to Schedule B to Investment Subadvisory Agreement]

EXHIBIT C

DATA REGARDING TERMINATED ADVISORY AGREEMENT

A.	Dates of Terminated Advisory Agreement

Fund	Date Terminated Advisory Agreement was last approved by the Board	Date on which the Terminated Advisory Agreement was last submitted to a vote of Shareholders
JOHCM Credit Income Fund	December 21, 2021	July 16, 2021[1]
JOHCM Emerging Markets Opportunities Fund	December 21, 2021	July 16, 2021[1]
JOHCM Emerging Markets Discovery Fund	December 21, 2021	July 16, 2021[1]
JOHCM Global Income Builder Fund	December 21, 2021	July 16, 2021[1]
JOHCM Global Select Fund	December 21, 2021	July 16, 2021[1]
JOHCM International Opportunities Fund	December 21, 2021	July 16, 2021[1]
JOHCM International Select Fund	December 21, 2021	July 16, 2021[1]
Regnan Global Equity Impact Solutions	June 15, 2021	July 16, 2021[2]
TSW Emerging Markets Fund	September 24, 2021	December 21, 2021[2]
TSW High Yield Bond Fund	September 24, 2021	October 25, 2021[2]
TSW Large Cap Value Fund	September 24, 2021	December 6, 2021[2]

B.	Aggregate Advisory and Other Fees

Net Advisory Fees, After Waivers/Reimbursements, Paid to the Adviser for Fiscal Year Ended 9/30/22	Aggregate Other Payments to the Adviser for Fiscal Year Ended 9/30/22[3]	Aggregate Other Payments to Affiliates of the Adviser or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/22
$109,210,555.94	$3,149,560.66	N/A

[1]	Shareholders approved the Terminated Advisory Agreement upon its reorganization into the Trust.
[2]	Shareholders approved the Terminated Advisory Agreement upon launch of the Fund.
[3]

Includes reimbursements to the Adviser pursuant to the Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement between the Trust and the Adviser as well as compensation paid to the Adviser pursuant to the Administration and Compliance Services Agreement between the Trust and the Adviser.

EXHIBIT D

DATA REGARDING TERMINATED SUB-ADVISORY AGREEMENT

A.	Dates of Terminated Sub-Advisory Agreement

Fund	Date Terminated Sub- Advisory Agreement was last approved by the Board	Date on which the Terminated Sub- Advisory Agreement was last submitted to a vote of Shareholders
TSW Emerging Markets Fund	September 24, 2021	December 21, 2021 [1]
TSW High Yield Bond Fund	September 24, 2021	October 25, 2021[1]
TSW Large Cap Value Fund[2]	September 24, 2021	December 6, 2021[1]

B.	Aggregate Sub-Advisory[3] and Other Fees

Net Advisory Fees, After Waivers/Reimbursements, Paid to the Sub-Adviser for Fiscal Year Ended 9/30/22	Aggregate Other Payments to the Sub-Adviser for Fiscal Year Ended 9/30/22	Aggregate Other Payments to Affiliates of the Sub-Adviser or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/22
$38,805.43	N/A	N/A

[1]	Shareholders approved the Terminated Advisory Agreement upon launch of the fund.
[2]

The Fund commenced operations upon the reorganization of the TS&W Equity Portfolio, a series of the Advisors’ Inner Circle Fund (the “Predecessor Fund”), on December 6, 2021. Prior to such date, Thompson, Siegel & Walmsley LLC (“TSW”) served as direct adviser to the Predecessor Fund. Advisory fees paid to TSW by the Predecessor Fund are included in the table.

[3]	The Adviser, not the Funds, pays the sub-advisory fee to the Subadviser.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

A SERIES OF JOHCM Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2022

The undersigned shareholder of the above named fund (the “Fund”), a series of JOHCM Funds Trust (the “Trust”), hereby nominates, constitutes and appoints Jonathan Weitz and David Lebisky, and each of them separately, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the above named Fund which the undersigned is entitled to vote at the special meeting of shareholders, to be held on December 12, 2022 at the offices of JOHCM (USA) Inc, 53 State Street, 13th Floor, Boston, MA 02109 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-814-4284. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 12, 2022 (“The Special Meeting”). The proxy statement for this meeting is available at:

https://vote.proxyonline.com/johcm/docs/2022.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this proxy card (reverse side). If the shares are held jointly, each holder should sign. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between the Trust, on behalf of the Fund, and JOHCM (USA) Inc

2.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

TSW Emerging Markets Fund

A SERIES OF JOHCM Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2022

The undersigned shareholder of the TSW Emerging Markets Fund (the “Fund”), a series of JOHCM Funds Trust (the “Trust”), hereby nominates, constitutes and appoints Jonathan Weitz and David Lebisky, and each of them separately, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the above named Fund which the undersigned is entitled to vote at the special meeting of shareholders, to be held on December 12, 2022 at the offices of JOHCM (USA) Inc, 53 State Street, 13th Floor, Boston, MA 02109 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-814-4284. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 12, 2022 (the “Special Meeting”). The proxy statement for this meeting is available at:

https://vote.proxyonline.com/johcm/docs/2022.pdf

TSW Emerging Markets Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this proxy card (reverse side). If the shares are held jointly, each holder should sign. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between the Trust, on behalf of the Fund, and JOHCM (USA) Inc.

2.	To approve a new sub-advisory agreement between JOHCM (USA) Inc and Thompson, Siegel & Walmsley LLC with respect to the Fund; and

3.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

TSW High Yield Bond Fund

A SERIES OF JOHCM Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2022

The undersigned shareholder of the TSW High Yield Bond Fund(the “Fund”), a series of JOHCM Funds Trust (the “Trust”), hereby nominates, constitutes and appoints Jonathan Weitz and David Lebisky, and each of them separately, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the above named Fund which the undersigned is entitled to vote at the special meeting of shareholders, to be held on December 12, 2022 at the offices of JOHCM (USA) Inc, 53 State Street, 13th Floor, Boston, MA 02109 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-814-4284. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 12, 2022 (the “Special Meeting”). The proxy statement for this meeting is available at:

https://vote.proxyonline.com/johcm/docs/2022.pdf

TSW High Yield Bond Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this proxy card (reverse side). If the shares are held jointly, each holder should sign. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve a new advisory agreement between the Trust, on behalf of the Fund, and JOHCM (USA) Inc

2.	To approve a new sub-advisory agreement between JOHCM (USA) Inc and Thompson, Siegel & Walmsley LLC with respect to the Fund; and

3.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

TSW Large Cap Value Fund

A SERIES OF JOHCM Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2022

The undersigned shareholder of the TSW Large Cap Value Fund(the “Fund”), a series of JOHCM Funds Trust (the “Trust”), hereby nominates, constitutes and appoints Jonathan Weitz and David Lebisky, and each of them separately, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the above named Fund which the undersigned is entitled to vote at the special meeting of shareholders, to be held on December 12, 2022 at the offices of JOHCM (USA) Inc, 53 State Street, 13th Floor, Boston, MA 02109 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-814-4284. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 12, 2022 (the “Special Meeting). The proxy statement for this meeting is available at:

https://vote.proxyonline.com/johcm/docs/2022.pdf

TSW Large Cap Value Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this proxy card (reverse side). If the shares are held jointly, each holder should sign. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees of the Trust, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between the Trust, on behalf of the Fund, and JOHCM (USA) Inc.

2.	To approve a new sub-advisory agreement between JOHCM (USA) Inc and Thompson, Siegel & Walmsley LLC with respect to the Fund; and

3.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THANK YOU FOR VOTING